EXHIBIT 10.10

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into as of October 17, 2005, by and among Premier Exhibitions, Inc., a Florida corporation (the "Company") and the purchasers signatory hereto (together, the "Purchasers").

         WHEREAS, in connection with certain Subscription Agreements among the Purchasers and the Company (together, the "Subscription Agreements"), the Company has agreed to issue and sell to the Purchasers: (i) up to an aggregate of up to 3,000,000 shares of its Common Stock at a purchase price of $1.67 per share of Common Stock; and (ii) and Warrants to purchase up to 2,000,000 shares of Common Stock at $2.50 per share (that being Warrants to purchase 13,320 shares of Common Stock for each 20,000 shares of Common Stock subscribed for);

         WHEREAS, the Company has agreed to provide certain registration rights with respect to the Common Stock and the Common Stock underlying the Warrants (the "Warrant Shares").

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Definitions. As used in this Agreement, the following terms shall have the meanings set forth below. Other terms are defined as set forth herein.

         "Advice" shall have the meaning set forth in Section 6(c).

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means the common stock of the Company, $.001 par value per share.

         "Effectiveness Date" means, with respect to the initial Registration Statement to be filed hereunder, the earlier of (a) 180 days of the Final Closing; provided, however, that to the extent the Commission fails to issue a comment letter to the Company within 28 days of the Company's initial filing of its Registration Statement or 5 days following the Company's filing of an amendment to its Registration Statement, such 180 day period shall be increased by each day of such Commission's failure in excess of the requisite periods, as applicable, and (b) the tenth Trading Day following the date on which the Company is notified by the Commission that the Registration Statement will not be reviewed or is no longer subject to further review and comments.

         "Effectiveness Period" shall have the meaning set forth in Section
2(a).

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Filing Date" means, with respect to the Registration Statement required to be filed hereunder within 45 days of the Final Closing.

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         "Final Closing" means the later of the final acceptance by the Company of Subscription Agreements from Purchasers or October 17, 2005.

         "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

         "Losses" shall have the meaning set forth in Section 5(a).

         "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

         "Registrable Securities" means all of the Common Stock and the Warrant Shares, together with any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

         "Registration Statement" means the registration statements required to be filed hereunder, including (in each case) the Prospectus, amendments and supplements to the registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the registration statement.

         "Rule 144(k)" means Rule 144(k) promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Trading Day" means a day on which the principal exchange on which the Common Stock is then listed is open for purposes of trading securities.

Registration.

On or prior to the Filing Date, the Company shall use its commercially reasonable best efforts to prepare and file with the Commission the Registration


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Statement covering the resale of all of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on Form SB-2 (or any other appropriate form, without limitation, as the Company may determine). The Company shall use its commercially reasonable best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and prior to the Effectiveness Date, and shall use its commercially reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the date when all Registrable Securities covered by the Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the "Effectiveness Period").

Registration Procedures.

         In connection with the Company's registration obligations hereunder, the Company shall:

(i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period.

Notify the Holders as promptly as reasonably practicable (i) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; or (ii) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents.

Use commercially reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as reasonably practicable.

Promptly deliver to each Holder, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Holder may reasonably request in connection with resales by the Holder of Registrable Securities. Subject to the terms of this Agreement, the Company hereby consents to the use of such

Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving on any applicable notice pursuant to Section 3(b) and/or 3(c).

If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a purchaser pursuant to the Registration Statement.

If the Company notifies any Holder to suspend the use of any Prospectus until the necessary or desirable changes to such Prospectus have been made (or the occurrence of the event described in Section 3(b) or 3(c) hereof) then such Holder shall immediately suspend use of such Prospectus. The Company shall be entitled to exercise its right under this Section 3(g) to suspend the availability of a Registration Statement and Prospectus as it may determine in good faith to be in the best interests of the Company.

Comply with all applicable rules and regulations of the Commission.

The Company may require each Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the person thereof that has voting and dispositive control over such Common Stock, which statement shall include such other information as may be necessary or desirable to assist the Company in completing its obligations herein.

Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company, whether or not any Registrable Securities are sold pursuant to the Registration Statement.

Indemnification.

Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents and employees of each of them, each person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (collectively, "Losses"), as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that (i) such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder for use therein, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities or (ii) in the case of the provision by the Company to the Holder of the notice described in Section 3(f), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective. The Company shall notify the Holders promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based upon: (x) such Holder's failure to comply with the Prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of Prospectus, or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company or (ii) to the extent that (1) such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder, or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities or (2) the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(c). In no event shall the liability of any selling Holder hereunder be greater in amount than the greater of (i) the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, or (ii) the dollar amount of the Holder's initial investment in Units.

Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

Miscellaneous; Piggyback Registrations.

Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Holder agrees that its sole remedy in the event the Company does not meet the Filing Date or the Effectiveness Date shall be an action by the Holder for specific performance (i.e., the Holder shall not be entitled to any monetary damages).

Compliance. Each Holder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

Discontinued Disposition. Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b) and/or 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this
Section 6(c).

Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents, then the Company shall send to the Holder a written notice of such determination and, if within 15 days after the date of such notice, such Holder shall so request in writing delivered to the Company, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered, subject to customary underwriter cutbacks applicable to all holders of registration rights; provided, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(d) that are eligible for resale pursuant to Rule 144(k) or that are the subject of a then effective Registration Statement

Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of 50% of the outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of certain Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates.

Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be made in accordance with the provisions of the Subscription Agreement.

Successors and Assigns. This Agreement and all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including without limitation transferees of any Registrable Securities), whether so expressed or not.

Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement.

Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York without regard to principles of conflict or choice of laws of any jurisdiction.

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                  [Remainder Of Page Intentionally Left Blank]


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                 [Registration Rights Agreement Signature Page]



         IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                            PREMIER EXHIBITIONS, INC.


                            By:
                                -----------------------------------------------
                            Name:      Arnie Geller
                                    -------------------------------------------
                            Title:   President & Chief Executive Officer
                                  ---------------------------------------------



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